UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2006

FOOTHILLS RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31547	98-0339560
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4540 California Avenue, Suite 550
Bakersfield, California	93309
(Address of principal executive offices)	(Zip Code)

(661) 716-1320
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On September 11, 2006, Foothills Resources, Inc. (the “Company”) filed a Current Report on Form 8-K to report the acquisition of four producing properties in southeastern Texas from TARH E&P Holdings, L.P., and the financing related to this acquisition. The Company is filing this Amendment to the September 11, 2006 Current Report on Form 8-K to include the financial statements required under Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

FINANCIAL STATEMENTS OF ASSETS ACQUIRED
WITH
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
AND THE YEARS ENDED DECEMBER 31, 2005 AND 2004

FOR

FOOTHILLS RESOURCES, INC.

FOOTHILLS RESOURCES, INC.

FINANCIAL STATEMENTS OF ASSETS ACQUIRED

TABLE OF CONTENTS

Page
Report of Independent Registered Public Accounting Firm	3

Financial Statements

Statements of Revenues and Direct Operating Expenses for the Six Months Ended June 30, 2006 and 2005 and the Years Ended December 31, 2005 and 2004	4

Notes to Statements of Revenues and Direct Operating Expenses	5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Foothills Resources, Inc.
Bakersfield, California

We have audited the accompanying statements of revenues and direct operating expenses of TARH E&P Holdings L.P., Texas Properties as described in Note 1, for the two years ended December 31, 2004 and 2005. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statements of revenues and direct operating expenses reflect the revenues and direct operating expenses attributable to TARH E&P Holdings’ Texas properties, as described in Note 2, and are not intended to be a complete presentation of the revenues and expenses of TARH E&P Holdings L.P. Texas properties.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and direct operating expenses of TARH E&P Holdings L.P., Texas properties, as described in Note 1, for the two years ended December 31, 2004 and 2005, in conformity with accounting principles generally accepted in the United States of America.

BROWN ARMSTRONG PAULDEN McCOWN STARBUCK THORNBURGH & KEETER ACCOUNTANCY CORPORATION

Bakersfield, California
November 20, 2006

Foothills Resources, Inc.
Acquired Texas Oil and Gas Properties
Statements of Revenues and Direct Operating Expenses
Six Months Ended June 30, 2006 and 2005 and
Years Ended December 31, 2005 and 2004
(in Thousands)

	Six Months Ended June 30,		Year Ended December 31,
	2006	2005	2005	2004
	(Unaudited)	(Unaudited)
Revenues:
Oil and gas sales	$7,798	$7,480	$14,042	$8,352

Direct operating expenses:
Production taxes	583	471	1,090	656
Lease operating expenses	1,602	1,462	3,358	2,258

Excess of revenues over direct operating expenses	$5,613	$5,547	$9,594	$5,438

The accompanying notes are an integral part of these financial statements.

Foothills Resources, Inc.
Notes to Statements of Revenues and Direct Operating Expenses

Note 1 - The Properties

The accompanying statements represent the revenues and direct operating expenses attributable to the net working and revenue interests in four Texas oil and gas properties acquired by Foothills Resources, Inc. (“Foothills” or the “Company”) on September 8, 2006 (the “Properties”), from TARH E&P Holdings L.P. (the “Seller”). Foothills acquired the properties for approximately $61,492,000, as adjusted, with an effective date of September 1, 2006.  The Properties were used by the Seller for the exploration, development and production of oil and gas, which is the intended continued use for the acquired assets by the Company. The acquired properties and their related operations will be included in Foothills’ consolidated financial statements from the date of closing.

The Company acquired a 100% working interest in the Goose Creek and Goose Creek East Fields in Harris County, Texas, a 100% working interest in the Saratoga Field in Hardin County, Texas, and a 95% working interest in the Cleveland Field in Liberty County, Texas.

The consideration paid for the Properties consisted of i) the payment of approximately $57,318,000 in cash, and ii) the issuance of 1,605,345 shares of the Company’s common stock.

The $57,318,000 cash portion of the purchase price was funded through $42,500,000 in borrowings under a subordinated, second lien credit facility with affiliates of Goldman, Sachs & Co., cash proceeds from the sale by the Company of equity in a private offering, and available working capital.

Note 2 - Basis of Presentation

The historical financial statements reflecting the financial position, results of operations and cash flows required by accounting principles generally accepted in the United States of America are not presented, since such information is neither readily available on an individual property basis nor meaningful for the properties acquired because the entire acquisition cost is being assigned to oil and gas properties.  Accordingly the statements of revenues and direct operating expenses are presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission (“SEC”) Regulation S-X.

The accompanying statements of revenues and direct operating expenses represent Foothills’ net working and revenue interests in the Properties acquired and are presented on the full cost basis of accounting.  Depreciation, depletion and amortization; accretion of asset retirement obligations; allocated general and administrative expenses; interest expense and income; and income taxes have been excluded because the property interests acquired represent only a portion of a business, and the expenses incurred are not necessarily indicative of the expenses to be incurred by Foothills.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires use of estimates and assumptions regarding certain types of revenues and expenses. Such estimates primarily relate to the unsettled transactions and events as of the date of the financial statements. Actual results may differ from such estimates.

(b) Pro Forma Financial Information

FOOTHILLS RESOURCES, INC.
PRO FORMA FINANCIAL STATEMENTS
AS OF JUNE 30, 2006
AND FOR THE SIX MONTHS ENDED JUNE 30, 2006

The accompanying unaudited pro forma combined financial statements (“pro forma statements”) reflect (i) the acquisition by Foothills Resources, Inc. (“Foothills” or the “Company”) of certain producing properties in the Texas Gulf Coast area (the “TARH Acquisition”) from TARH E&P Holdings, L.P. (“TARH”), (ii) the concurrent closing of a $22,500,000 private placement of Foothills’ common stock and warrants (the “Equity Offering”) , and (iii) the concurrent closing of a $42,500,000 credit facility (the “Credit Facility”) (collectively, the “Transactions”).

The pro forma statements have been prepared from, and should be read in conjunction with, (i) the Company’s unaudited financial statements as of June 30, 2006 and for the six months then ended, and (ii) the unaudited Statements of Revenues and Direct Operating Expenses of the Acquired Texas Oil and Gas Properties for the six months ended June 30, 2006. The following unaudited pro forma combined balance sheet has been prepared as though the Transactions had occurred on June 30, 2006, and the unaudited pro forma combined statement of operations for the six months ended June 30, 2006 has been prepared as though the Transactions had occurred on January 1, 2006. The pro forma statements do not necessarily reflect the financial position or results of operations that would have resulted had the Transactions actually occurred at those dates. In addition, the pro forma statements are not necessarily indicative of the results that may be expected for the year ended December 31, 2006, or any other period.

An unaudited pro forma combined statement of operations for the Company’s latest fiscal year has not been presented because the statement would not have provided meaningful information. In accordance with reverse takeover accounting requirements, the statement would have covered only the period from December 29, 2005, the date of formation of the Company’s predecessor, through December 31, 2005.

The pro forma statements reflect pro forma adjustments that are described in the accompanying notes and are based on available information and certain assumptions that we believe are reasonable but are subject to change.

FOOTHILLS RESOURCES, INC.
(A Development Stage Company)
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
AS OF JUNE 30, 2006
(dollars in thousands)

	Foothills	Acquired	Pro Forma		Pro
	Historical	Properties	Adjustments		Forma
ASSETS
Current assets:
			$(54,219)	a
Cash and cash equivalents	$5,286	$-	22,701	b	$15,596
			41,828	c
Prepaid expenses	227	-			227
	5,513	-			15,823

Property and equipment, at cost:
Oil and gas properties, using full-cost accounting -
			62,631	a
Proved properties	-	-	(5,185)	c	57,446
Unproved properties not being amortized	5,308	-	(3,099)	a	2,209
Other property and equipment	128	-			128
	5,436	-			58,783
Less accumulated depreciation, depletion and amortization	(5)	-			(5)
	5,431	-			59,778
Other assets	94	-	672	c	766
	$11,038	$-	$65,329		$76,367

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$-	$-	$2,385	c	$2,385
Accounts payable and accrued liabilities	353	-			353
Current portion of asset retirement obligations	-	-	117	a	117
	353	-			2,855

Long-term debt	-	-	28,689	c	28,689

Asset retirement obligations	-	-	1,022	a	1,022

Stockholders’ equity:
			2	a
Common stock, $0.001 par value	49	-	10	b	61
			4,172	a
Additional paid-in capital	12,211	-	22,691	b	45,315
			6,241	c
Deficit accumulated during the development stage	(1,575)	-			(1,575)
	10,685	-			43,801
	$11,038	$-	$65,329		$76,367

FOOTHILLS RESOURCES, INC.
(A Development Stage Company)
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(dollars in thousands, except per share amounts)

	Foothills	Acquired	Pro Forma		Pro
	Historical	Properties	Adjustments		Forma
Income:
Oil and gas revenues	$-	$7,798	$(485)	C	$7,313
Interest income	82	-			82
	82	7,798	(485)		7,395

Expenses:
Production costs	-	2,185	(36)	C	2,149
General and administrative	1,652	-			1,652
Interest	-	-	4,942	B	4,942
Depreciation, depletion and amortization	5	-	1,606	A	1,611
	1,657	2,185	6,512		10,354

Net income (loss)	$(1,575)	$5,613	$(6,997)		$(2,959)

Basic and diluted net loss per share	$(0.05)				$(0.07)

Weighted average number of common shares outstanding - basic and diluted	31,871,979		10,093,814		41,965,793

FOOTHILLS RESOURCES, INC.
NOTES TO PRO FORMA FINANCIAL STATEMENTS
AS OF JUNE 30, 2006
AND FOR THE SIX MONTHS ENDED JUNE 30, 2006

1.	BASIS OF PRESENTATION

These pro forma combined financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and the Company’s accounting policies, as disclosed in Note 2 of the unaudited financial statements of the Company for the six months ended June 30, 2006.

The pro forma combined financial statements are based on the estimates and assumptions included in these notes and include all adjustments necessary for the fair presentation of the transactions in accordance with GAAP.

These pro forma combined financial statements are not intended to reflect results of operations or the financial position which would have actually resulted had the Transactions been effected on the dates indicated.

2.	PRO FORMA ADJUSTMENTS TO THE COMBINED BALANCE SHEET

The following adjustments have been made to reflect the Transactions, as if the Transactions had occurred on June 30, 2006 for purposes of the pro forma combined balance sheet.

a.
Record the preliminary pro forma allocation of the purchase price of the TARH Acquisition using the purchase method of accounting. The following is a calculation and allocation of purchase price to the acquired assets and liabilities based on their relative fair values, pending completion of the Company’s valuation analysis:

Purchase price (in thousands):
Cash payments funded from working capital, the Equity Offering and the Credit Facility:
Performance deposit paid prior to June 30, 2006 and included in the capitalized costs of unproved oil and gas properties in the Company’s June 30, 2006 balance sheet	$3,099
Additional performance deposits paid after June 30, 2006 and amounts paid at closing	54,219
Deemed value of 1,605,345 shares of the Company’s common stock issued to TARH	4,174

Total purchase price	$61,492

Preliminary allocation of purchase price (in thousands):
Oil and gas properties - proved	$62,631
Asset retirement obligations:
Current portion	(117)
Long-term portion	(1,022)

Net assets acquired	$61,492

b.
Record the issuance of 10,093,814 Units of Foothills at $2.25 per Unit in the Equity Offering for total proceeds of $22,711,000, and net proceeds of $21,495,000 after estimated issue costs of $1,216,000. Each Unit consisted of one share of Foothills common stock and a warrant to purchase one-half share of Foothills common stock.

c.
Record (i) borrowings under the Credit Facility of $42,500,000, of which $2,385,000 was classified as current, resulting in net proceeds of $41,828,000 after estimated issue costs of $672,000, and (ii) debt issue discount totaling $11,426,000, consisting of $5,185,000 representing the fair value of an overriding royalty interest conveyed to an affiliate of the lender under the Credit Facility and $6,241,000 representing the fair value of Foothills’ common stock warrants issued to an affiliate of the lender under the Credit Facility.

3.	PRO FORMA ADJUSTMENTS TO THE COMBINED STATEMENT OF OPERATIONS

The following adjustments have been made to reflect the Transactions, as if the Transactions had occurred on January 1, 2006 for purposes of the pro forma combined statement of operations.

A.
Record (i) incremental depreciation, depletion and amortization expense in accordance with the full-cost method of accounting for oil and gas properties based on the purchase price allocation to capitalized costs of oil and gas properties, and (ii) pro forma accretion of asset retirement obligations on the properties acquired.

B.	Record (i) pro forma interest expense based on the terms of the Credit Facility, (ii) amortization of pro forma debt issue discount, and (iii) amortization of pro forma debt issue costs.

C.
Record the pro forma amounts included in the revenues and direct operating expenses of the acquired properties that would have been attributable to the overriding royalty interest conveyed to an affiliate of the lender under the Credit Facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Foothills Resources, Inc.

By:	/s/ W. Kirk Bosché
Name: W. Kirk Bosché Title: Chief Financial Officer

Date: November 24, 2006